Note 6 - Income Taxes	9 Months Ended
Sep. 30, 2018
Notes
Note 6 - Income Taxes

Note 6 – Income Taxes

Effective income tax rates were approximately 12% during the three- and nine-month periods ended September 30, 2018, respectively, compared to 19% and 23% during the same periods in 2017.  On December 22, 2017, the adoption of the Tax Cuts and Jobs Act of 2017 (the “TCJA”) resulted in significant changes to the U.S. tax code, including a reduction in the maximum federal corporate income tax rate from 35% to 21%, effective January 1, 2018.  The impact of the TCJA was the primary cause of the reduction in the Company’s income tax rates during the quarter just ended compared to the same period a year ago.  The tax rates of the Company’s insurance subsidiaries were also below statutory rates due to investments in tax exempt bonds.

The Company has elected to be, and is, treated as an S corporation for income tax reporting purposes. Taxable income or loss of an S corporation is passed through to and included in the individual tax returns of the shareholders of the Company, rather than being taxed at the corporate level.  Notwithstanding this election, income taxes are reported for, and paid by, the Company's insurance subsidiaries, as they are not allowed by law to be treated as S corporations, as well as for the Company in Louisiana, which does not recognize S corporation status.